UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 22, 2015


                               CEL-SCI CORPORATION
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)



      Colorado                          0-11503                   84-091634
--------------------               ------------------         ----------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
               ---------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460


                                       N/A
              ----------------------------------------------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.


     The annual meeting of CEL-SCI's shareholders was held on June 22, 2015. At the meeting the following persons were elected as directors for the upcoming year:

                                    Votes
                          ------------------------                Broker
 Name                       For           Against                Non-Votes
 ----                       ---           -------                ---------

 Maximilian de Clara       24,855,097    1,674,328              40,338,668
 Geert R. Kersten          25,576,797      952,628              40,338,668
 Alexander G. Esterhazy    22,833,534    3,695,891              40,338,668
 Peter R. Young            23,030,286    3,499,139              40,338,668
 Bruno Baillavoine         25,783,505      745,920              40,338,668


     At the meeting the following were ratified by CEL-SCI's shareholders:

     (1)  the adoption of CEL-SCI's 2015 Non-Qualified Stock Option Plan;

     (2)  the adoption of CEL-SCI's 2015 Stock Bonus Plan;

     (3)  the adoption of CEL-SCI's 2015 Stock Compensation Plan;

     (4)  the extension of CEL-SCI's Shareholder Rights Plan; and

     (5)  ratification   of  the  appointment  of  BDO  USA,  LLP  as  CEL-SCI's
          independent registered public accounting firm for the fiscal year ending September 30, 2015;

     The following is a tabulation of votes cast with respect to proposals 1, 2, 3, 4 and 5:

                                 Votes
                    ----------------------------------          Broker
 Proposal              For        Against     Abstain          Non-Votes
 --------              ---        -------     -------          ---------

 (1)                20,734,651   5,331,348     463,426        40,338,668
 (2)                23,126,729   2,950,765     451,931        40,338,668
 (3)                23,215,664   2,868,086     445,675        40,338,668
 (4)                22,560,712   3,757,778     210,935        40,338,668
 (5)                65,004,137   1,172,789     691,167                 0

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 23, 2015                 CEL-SCI CORPORATION



                                     By: /s/ Patricia B. Prichep
                                        --------------------------------
                                        Patricia B. Prichep
                                        Senior Vice President of Operations